Note 6 - Other Income, Net - Other (Income) Expense (Details) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021
Gain on disposal of business		$ 0	$ (12,518)
Gain on sale of building asset		0	(7,291)
Other income		(146)	(3,590)
Other Nonoperating Income (Expense), Total		(146)	(23,399)
Building [Member]
Gain on sale of building asset	$ (7,291)	$ 0	$ (7,291)